                                                                    Exhibit 99.1

                                                                   PRESS RELEASE
                                                           FOR IMMEDIATE RELEASE

[JLG INDUSTRIES, INC. LOGO]

JLG INDUSTRIES, INC.
1 JLG Drive
McConnellsburg, PA 17233-9533
Telephone (717) 485-5161                                   CONTACT: JUNA ROWLAND
Fax (717) 485-6417                     DIRECTOR - CORPORATE & INVESTOR RELATIONS
www.jlg.com                                           (240) 313-1816, ir@jlg.com


           JLG'S REVENUES UP 56 PERCENT AS PRODUCT DEMAND STRENGTHENS
            CONTINUES OPERATING MARGIN IMPROVEMENT IN SECOND QUARTER

         MCCONNELLSBURG, PA, MARCH 16, 2004 - JLG Industries, Inc. (NYSE: JLG) announced today consolidated revenues for the second quarter ended January 31, 2004 of $236.5 million represented a 56 percent increase from the prior year, including sales from OmniQuip products of $49.8 million. Sales of traditional JLG products increased $35.4 million or 23 percent. Adjusted to eliminate the impact of integration expenses and currency, earnings for the second quarter were $.10 per diluted share versus a loss of $0.02 in the prior year. Unadjusted reported earnings on a GAAP basis for the second quarter are $.05 per diluted share versus $.10 in the prior year.

         Excluding integration costs, gross profit margin improved to 19.2 percent in the second quarter compared with 17.2 percent in the same period last year, and operating income improved to $14.8 million or 6.3 percent versus $4.6 million or 3.1 percent for the year-ago period.

YEAR TO DATE RESULTS

         For the first half of fiscal 2004, consolidated revenues are $450.1 million, a 44 percent increase from the prior year period reflecting additional sales from OmniQuip products of $103.2 million and increased sales from traditional JLG products of $35.1 million. Adjusted to eliminate the impact of integration expense and currency, year-to-date earnings are $.17 per diluted share versus $.03 for the prior year. Unadjusted reported earnings on a GAAP basis are $.06 per diluted share year-to-date versus $.11 last year.

         Before the impact of integration costs, gross profit margin improved to
19.2 percent from 17.7 percent in the comparable period last year, and operating income increased to $28.5 million from $12.4 million in the year-ago period.

         "In the first six months of our fiscal year, traditionally our weakest period, there have been solid improvements in our operations," stated Bill Lasky, Chairman of the Board, President and Chief Executive Officer. "We have also made excellent progress on the integration of the OmniQuip product lines and our customers have reacted very favorably to the acquisition. Combined with the improving economic environment, our backlog is at the highest level in three years. The greatest detraction from our overall optimism continues to be the availability and prices of raw materials, especially steel."

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
JLG Industries, Inc. - page 2

OUTLOOK

         Integration of the OmniQuip acquisition is on track and ahead of an aggressive schedule. With the addition of Phase 2 of the OmniQuip integration, we now estimate total cost for the four-year program of $47.4 million with ongoing annual synergies of $44.3 million. Of the $47.4 million in costs, $28.9 million will impact the income statement and there will be $40.2 million in cash. For fiscal 2004, we estimate total costs of $34.2 million with ongoing annual synergies of $19.4 million. Of the $34.2 million in costs, slightly more than previous estimates, $21.1 million will impact the income statement and there will be $28.5 million in cash.

         Work continues toward completing the transfer of all remaining activity including the worldwide service parts business by the end of our current fiscal year. The second phase of the Company's integration plan, commonization of the supply base, rationalization of production capacity and integration of the OmniQuip and JLG brands and marketing programs, is also well underway. And, phase three of the plan, evaluating standardization of design, has commenced, the details of which will depend for the most part on customer input regarding the critical characteristics of each of the Company's brands.

         Order patterns strengthened considerably in the second quarter for all product groups, and overall economic indicators affecting demand for our products in North America, Australia and Asia-Pacific remain encouraging, somewhat offset by continuing lagging demand in the Euro Zone. The improving economy and other factors are putting pressure on costs of some of our raw materials, principally steel and energy. In the case of steel, the supply is restricted by production constraints, raw material availability and prices. However, we are continuing to work closely with our suppliers. In addition, we have implemented certain pricing actions which include a temporary steel surcharge to mitigate the excessively high steel prices in the short-term, and we are continuing to focus our efforts on ongoing cost reduction initiatives. We remain cautiously optimistic that order patterns will continue to reflect increased fleet refreshment activity and customer confidence. Therefore, in fiscal 2004 we expect to generate substantially higher revenues and stronger earnings than fiscal 2003.

CONFERENCE CALL

         Management's complete analysis of the Company's quarterly results and financial condition will be provided during a conference call on Wednesday, March 17, 2004 at 9:00 a.m. Eastern Time. The call can be accessed via JLG's website www.jlg.com, where it will be accompanied by a slide presentation, or by dialing (800) 884-5695. International participants should dial (617) 786-2960. Access code is 50131817. Please dial into the conference call 10 minutes prior to the start. A replay of the conference call presentation will be available on the Company's website.


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
JLG Industries, Inc. - page 3

ABOUT JLG

         JLG Industries, Inc. is the world's leading producer of access equipment and highway-speed telescopic hydraulic excavators. The Company's diverse product portfolio encompasses leading brands such as JLG(R) aerial work platforms; JLG, Sky Trak(R), Lull(R) and Gradall(R) telehandlers; Gradall excavators; and an array of complementary accessories that increase the versatility and efficiency of these products for end users. JLG markets its products and services through a multi-channel network that includes a highly trained and skilled direct sales force, direct marketing, the Internet, integrated supply programs and a network of distributors. In addition, JLG offers world-class after-sales service and support for its customers in the industrial, commercial, institutional and construction markets. JLG's manufacturing facilities are located in the United States and Belgium, with sales and service locations on six continents.

         This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: (i) general economic and market conditions, including political and economic uncertainty in areas of the world where we do business; (ii) varying and seasonal levels of demand for our products and services; (iii) limitations on customer access to credit for purchases; (iv) credit risks from our financing of customer purchases; (v) interest and foreign currency exchange rates; and (vi) costs of raw materials and energy, as well as other risks as detailed in the Company's SEC reports, including the report on Form 10-Q for the quarter ended January 31, 2004.

         Adjustments to reported GAAP earnings, AFS operations as if accounted for under the equity method, as well as our disclosures of free cash flow, EBITDA and net debt are useful in analyzing operating performance, but should be used only in conjunction with financial performance reported in accordance with generally accepted accounting principles. For more information, visit www.jlg.com. NOTE: Information contained on our website is not incorporated by reference into this press release.

                                 (Tables follow)

        JLG Industries, Inc. - Page 4

                              JLG INDUSTRIES, INC.
                               FINANCIAL DASHBOARD
        (IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE IDENTIFIED)


                                                     QUARTER ENDED           FISCAL YEAR
                                               JANUARY 31,    OCTOBER 31,       ENDED
                                                   2004           2003      JULY 31, 2003
                                                ---------      ---------      ---------
REVENUES AND PROFITABILITY
Revenues                                        $ 236,530      $ 213,585      $ 751,128
Gross profit margin                                  18.4%          17.9%          17.9%
EBITDA(1)                                          19,769         17,192         62,949
---------
Trailing twelve month EBITDA(1)                    71,220         68,885         62,949
-------------------------------
Trailing twelve month EBITDA margin(1)                8.0%           8.6%           8.4%
--------------------------------------
Operating income                                   10,663          9,766         36,321
Operating profit margin                               4.5%           4.6%           4.8%
Net income margin(1)                                  0.9%           0.2%           1.6%

REPORTED EPS PER DILUTED SHARE(1)               $     .05      $     .01      $     .29
IMPACT OF SELECTED ITEMS ON:(2)
income (expense)
PRE-TAX INCOME
  Integration expenses - OmniQuip
    (in both Cost of sales (COS), Selling
    & administrative and product development
    (SA&PD))                                    $  (4,145)     $  (3,901)     $       -
  Restructuring and repositioning charges (in
    both COS, Restructuring)                          (58)           (63)        (4,040)
  Currency effects (in Miscellaneous-net)             675            125          5,422
  Bad debt charges (in SA&PD)                      (4,273)        (1,092)        (7,024)
  Inventory charges (in COS)                       (1,622)        (1,327)        (4,463)
  Incentive pay (in both COS, SA&PD)               (1,194)             -         (2,605)
  Deferred profit on sale-leaseback (in COS)            -              -              -

NET INCOME
  Integration expenses - OmniQuip
    (in both COS, SA&PD)                           (2,589)        (2,504)             -
  Restructuring and repositioning charges
    (in both COS, Restructuring)                      (36)           (40)        (2,747)
  Currency effects (in Miscellaneous-net)             422             80          3,687
  Bad debt charges (in SA&PD)                      (2,669)          (701)        (4,776)
  Inventory charges (in COS)                       (1,013)          (852)        (3,035)
  Benefit from change in effective income
     tax rate                                           -              -          2,051
  Incentive pay (in both COS, SA&PD)                 (746)             -         (1,771)
  Deferred profit on sale-leaseback (in COS)            -              -              -

EARNINGS PER SHARE
  Integration expenses - OmniQuip
    (in both COS, SA&PD)                            (0.06)         (0.06)             -
  Restructuring and repositioning charges
    (in both COS, Restructuring)                        -              -          (0.06)
  Currency effects (in Miscellaneous-net)            0.01              -           0.09
  Bad debt charges (in SA&PD)                       (0.06)         (0.02)         (0.11)
  Inventory charges (in COS)                        (0.02)         (0.02)         (0.07)
  Benefit from change in effective income
    tax rate                                            -              -           0.05
  Incentive pay (in both COS, SA&PD)                (0.02)             -          (0.04)
  Deferred profit on sale-leaseback
    (in COS)                                            -              -              -

BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents                         $  18,125      $  11,288      $ 132,809
Accounts receivable, net                          315,304        289,729        257,519
Finance receivable, net                            31,134         33,057         34,324
Pledged finance receivables, net                  148,104        153,762        160,407
Inventories                                       150,074        153,200        122,675
Total balance sheet debt                          464,609        467,422        460,570
Limited recourse debt from finance
  receivables monetizations                       150,283        153,541        164,940
Net debt(3)                                       303,408        310,498        171,103
-----------
Net debt(3) to total capitalization                    55%            56%            41%
-----------------------------------
Maximum loss exposure from finance
  receivables monetizations                        24,460         23,380         21,708
Equity                                            252,252        248,911        247,714
Working capital                                   336,107        321,950        382,763
Depreciation and amortization                       6,766          6,486         19,937
Capital expenditures, net of
  retirements                                       2,858          3,429         10,324
Free cash flow(4)                                   7,090       (139,395)        27,781
-----------------
FINANCIAL RATIOS

Days sales outstanding                              118.8          113.7          128.7
Days payables outstanding                            58.6           54.0           70.8
Inventory turnover (annualized)                       4.6            3.8            3.4


                                                                 QUARTER ENDED                        FISCAL YEAR
                                              JULY 31,     APRIL 30,     JANUARY 31,   OCTOBER 31,       ENDED
                                                2003          2003          2003           2002      JULY 31, 2002
                                             ---------     ---------      ---------     ---------      ---------
REVENUES AND PROFITABILITY
Revenues                                     $ 233,558     $ 205,770      $ 151,313     $ 160,487      $ 770,070
Gross profit margin                               19.1%         16.8%          17.2%         18.1%          17.2%
EBITDA(1)                                       19,381        14,878         17,434        11,256         56,435
---------
Trailing twelve month EBITDA(1)                 62,949        65,709         60,118        54,726         56,435
-------------------------------
Trailing twelve month EBITDA margin(1)             8.4%          8.6%           7.8%          7.1%           7.3%
--------------------------------------
Operating income                                15,378         8,564          4,649         7,730         30,717
Operating profit margin                            6.6%          4.2%           3.1%          4.8%           4.0%
Net income margin(1)                               2.4%          1.1%           2.8%          0.2%           1.7%

REPORTED EPS PER DILUTED SHARE(1)            $     .13     $     .05      $     .10     $     .01      $     .30
IMPACT OF SELECTED ITEMS ON:(2)
income (expense)
PRE-TAX INCOME
  Integration expenses - OmniQuip
    (in both Cost of sales (COS), Selling
    & administrative and product development
    (SA&PD))                                 $       -     $       -      $       -     $       -      $       -
  Restructuring and repositioning charges
    (in both COS, Restructuring)                  (859)       (1,762)        (1,256)         (163)        (6,715)
  Currency effects (in Miscellaneous-net)         (697)          993          7,575        (2,449)         2,896
  Bad debt charges (in SA&PD)                   (3,273)       (1,318)        (1,652)         (781)        (3,693)
  Inventory charges (in COS)                     1,905        (3,380)        (1,944)       (1,044)        (4,670)
  Incentive pay (in both COS, SA&PD)              (876)       (1,729)             -             -              -
  Deferred profit on sale-leaseback (in COS)         -             -              -             -          3,069

NET INCOME
  Integration expenses - OmniQuip
    (in both COS, SA&PD)                             -             -              -             -              -
  Restructuring and repositioning charges
    (in both COS, Restructuring)                  (584)       (1,198)          (854)         (111)        (4,499)
  Currency effects (in Miscellaneous-net)         (474)          675          5,151        (1,665)         1,940
  Bad debt charges (in SA&PD)                   (2,226)         (896)        (1,123)         (531)        (2,474)
  Inventory charges (in COS)                     1,295        (2,298)        (1,322)         (710)        (3,129)
  Benefit from change in effective income
     tax rate                                    2,051             -              -             -              -
  Incentive pay (in both COS, SA&PD)              (596)       (1,176)             -             -              -
  Deferred profit on sale-leaseback (in COS)         -             -              -             -          2,056

EARNINGS PER SHARE
  Integration expenses - OmniQuip
    (in both COS, SA&PD)                             -             -              -             -              -
  Restructuring and repositioning charges
    (in both COS, Restructuring)                 (0.01)        (0.03)         (0.02)            -          (0.10)
  Currency effects (in Miscellaneous-net)        (0.01)         0.02           0.12         (0.04)          0.05
  Bad debt charges (in SA&PD)                    (0.05)        (0.02)         (0.03)        (0.01)         (0.06)
  Inventory charges (in COS)                      0.03         (0.05)         (0.03)        (0.02)         (0.07)
  Benefit from change in effective income
    tax rate                                      0.05             -              -             -              -
  Incentive pay (in both COS, SA&PD)             (0.01)        (0.03)             -             -              -
  Deferred profit on sale-leaseback
    (in COS)                                         -             -              -             -           0.05

BALANCE SHEET & LIQUIDITY MEASURES
Cash & cash equivalents                      $ 132,809     $  16,529      $   9,565     $  10,181      $   6,205
Accounts receivable, net                       257,519       252,200        210,192       200,329        227,722
Finance receivable, net                         34,324        28,936         79,458        99,766         73,660
Pledged finance receivables, net               160,407       167,089        113,656        86,700         88,056
Inventories                                    122,675       154,168        168,612       178,016        165,536
Total balance sheet debt                       460,570       377,571        372,305       337,126        279,329
Limited recourse debt from finance
  receivables monetizations                    164,940       164,653        106,662        83,188         87,571
Net debt(3)                                    171,103       206,361        266,913       255,627        198,884
-----------
Net debt(3) to total capitalization                 41%           46%            52%           52%            46%
-----------------------------------
Maximum loss exposure from finance
  receivables monetizations                     21,708        18,928          8,519         6,275          5,998
Equity                                         247,714       245,034        241,760       235,897        236,042
Working capital                                382,763       292,498        277,431       243,593        231,203
Depreciation and amortization                    4,591         4,931          5,147         5,268         20,959
Capital expenditures, net of
  retirements                                    2,662         2,942          3,076         1,644         12,390
Free cash flow(4)                               35,258        60,553        (11,286)      (56,744)       169,753
-----------------
FINANCIAL RATIOS

Days sales outstanding                           128.7         124.1          103.6          97.3          111.4
Days payables outstanding                         70.8          75.8           36.0          59.2           66.5
Inventory turnover (annualized)                    3.4           3.2            3.3           3.5            3.3

(1)  Before cumulative effect of change in accounting principle.
(2) Net of 38%, 36%, 32% and 33% effective income tax rate for the second quarter of fiscal 2004, the first quarter of fiscal 2004, 2003 and 2002, respectively. EPS is calculated by dividing the Net Income amounts by the respective diluted shares for each period. Individual quarterly net income
     (loss) per diluted share may not equal the fiscal year EPS due to changes in the number of common shares outstanding during the year. Repositioning charges are reported in COS.
(3) Net debt reflects total balance sheet debt plus off-balance sheet financing, less cash and limited recourse debt from finance receivables monetizations.
(4) Free cash flow is defined as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options and issuance of restricted awards, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt.

        JLG Industries, Inc. - Page 5

                              JLG INDUSTRIES, INC.
                   CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                          (QUARTERLY DATA IS UNAUDITED)

                                                               QUARTER ENDED                       FISCAL YEAR
                                                JANUARY 31, 2004           OCTOBER 31, 2003           ENDED
                                            CONSOLIDATED    OMNIQUIP   CONSOLIDATED    OMNIQUIP   JULY 31, 2003
                                            ---------------------------------------------------   -------------
Revenues
    Net sales                               $ 230,539     $  49,787     $ 208,392     $  53,435     $ 724,819
    Financial products                          3,442             -         3,676             -        19,184
    Rentals                                     2,549             -         1,517             -         7,125
                                            ---------------------------------------------------     ---------
                                              236,530        49,787       213,585        53,435       751,128
 Cost of sales                                193,083        40,734       175,319        46,818       616,686
                                            ---------------------------------------------------     ---------
 Gross profit                                  43,447         9,053        38,266         6,617       134,442
    Gross profit margin                          18.4%         18.2%         17.9%         12.4%         17.9%
 Selling and administrative expenses           28,349         4,906        23,716         3,983        79,225
    Selling & administrative %                   12.0%          9.9%         11.1%          7.5%         10.5%
 Product development expenses                   4,435           802         4,773           696        16,142
    Product development %                         1.9%          1.6%          2.2%          1.3%          2.1%
 Restructuring charges                              -             -            11             -         2,754
                                            ---------------------------------------------------     ---------
 Income from operations                        10,663         3,345         9,766         1,938        36,321
    Operating profit margin                       4.5%          6.7%          4.6%          3.6%          4.8%
Other income (deductions):
     Interest expense                          (9,548)       (2,190)       (9,876)       (2,204)      (27,985)
     Miscellaneous, net                         2,340             -           940             1         6,691
                                            ---------------------------------------------------     ---------
Income before taxes and
    cumulative effect of change
    in accouting principle                      3,455         1,155           830          (265)       15,027
Income tax provision                            1,297           424           297           (93)        2,635
                                            ---------------------------------------------------     ---------
Income before cumulative effect
     of change in accounting principle          2,158           731           533          (172)       12,392
Cumulative effect of change in
    accounting principle(1)                         -             -             -             -             -
                                            ---------------------------------------------------     ---------
 Net income (loss)                          $   2,158     $     731     $     533     $    (172)    $  12,392
                                            ===================================================     =========
    Return on revenues before impairment          0.9%          1.5%          0.2%        -0.3%           1.6%

Earnings (loss) per common share:
Earnings per common share
    before cumulative effect of change in
    accounting principle                    $     .05     $     .02     $     .01     $    (.00)    $     .29
Cumulative effect of change in
    accounting principle(1)                         -             -             -             -             -
                                            ---------------------------------------------------     ---------
Earnings (loss) per
    common share                            $     .05     $     .02     $     .01     $    (.00)    $     .29
                                            ===================================================     =========
Earnings (loss) per common share -
    assuming dilution:
Earnings per common share - assuming
    dilution before cumulative effect of
    change in accounting principle          $     .05     $     .02     $     .01     $    (.00)    $     .29
Cumulative effect of change in
    accounting principle(1)                         -             -             -             -             -
                                            ---------------------------------------------------     ---------
Earnings (loss) per common share -
    assuming dilution                       $     .05     $     .02     $     .01     $    (.00)    $     .29
                                            ===================================================     =========

Cash Dividends per share                    $    .005         $   -     $    .005         $   -     $    .020
                                            ===================================================     =========

Average basic shares outstanding               42,791        42,791        42,656        42,656        42,601
                                            ===================================================     =========

Average diluted shares outstanding             44,152        44,152        43,575        43,575        42,866
                                            ===================================================     =========


                                                              QUARTER ENDED                      FISCAL YEAR
                                           JULY 31,     APRIL 30,    JANUARY 31,   OCTOBER 31,      ENDED
                                             2003          2003          2003          2002     JULY 31, 2002
                                           ---------    ---------     ---------     ---------   -------------
Revenues
    Net sales                              $ 227,188    $ 199,282     $ 143,961     $ 154,388     $ 745,870
    Financial products                         4,806        5,152         4,836         4,390        14,227
    Rentals                                    1,564        1,336         2,516         1,709         9,973
                                           ---------    ---------     ---------     ---------     ---------
                                             233,558      205,770       151,313       160,487       770,070
 Cost of sales                               188,975      171,125       125,215       131,371       637,983
                                           ---------    ---------     ---------     ---------     ---------
 Gross profit                                 44,583       34,645        26,098        29,116       132,087
    Gross profit margin                         19.1%        16.8%         17.2%         18.1%         17.2%
 Selling and administrative expenses          25,276       20,087        16,377        17,485        79,693
    Selling & administrative %                  10.8%         9.8%         10.8%         10.9%         10.3%
 Product development expenses                  3,791        4,561         3,889         3,901        15,586
    Product development %                        1.6%         2.2%          2.6%          2.4%          2.0%
 Restructuring charges                           138        1,433         1,183             -         6,091
                                           ---------    ---------     ---------     ---------     ---------
 Income from operations                       15,378        8,564         4,649         7,730        30,717
    Operating profit margin                      6.6%         4.2%          3.1%          4.8%          4.0%
Other income (deductions):
     Interest expense                         (9,645)      (6,764)       (6,072)       (5,504)      (16,255)
     Miscellaneous, net                         (588)       1,383         7,638        (1,742)        4,759
                                           ---------    ---------     ---------     ---------     ---------
Income before taxes and
    cumulative effect of change
    in accouting principle                     5,145        3,183         6,215           484        19,221
Income tax provision                            (527)       1,018         1,989           155         6,343
                                           ---------    ---------     ---------     ---------     ---------
Income before cumulative effect
     of change in accounting principle         5,672        2,165         4,226           329        12,878
Cumulative effect of change in
    accounting principle(1)                        -            -             -             -      (114,470)
                                           ---------    ---------     ---------     ---------     ---------
 Net income (loss)                         $   5,672    $   2,165     $   4,226     $     329     $(101,592)
                                           =========    =========     =========     =========     =========
    Return on revenues before impairment         2.4%         1.1%          2.8%          0.2%          1.7%

Earnings (loss) per common share:
Earnings per common share
    before cumulative effect of change in
    accounting principle                   $     .13    $     .05     $     .10     $     .01     $     .31
Cumulative effect of change in
    accounting principle(1)                        -            -             -             -         (2.72)
                                           ---------    ---------     ---------     ---------     ---------
Earnings (loss) per
    common share                           $     .13    $     .05     $     .10     $     .01     $   (2.41)
                                           =========    =========     =========     =========     =========
Earnings (loss) per common share -
    assuming dilution:
Earnings per common share - assuming
    dilution before cumulative effect of
    change in accounting principle         $     .13    $     .05     $     .10     $     .01     $     .30
Cumulative effect of change in
    accounting principle(1)                        -            -             -             -         (2.65)
                                           ---------    ---------     ---------     ---------     ---------
Earnings (loss) per common share -
    assuming dilution                      $     .13    $     .05     $     .10     $     .01     $   (2.35)
                                           =========    =========     =========     =========     =========

Cash Dividends per share                   $    .005    $    .005     $    .005     $    .005     $    .025
                                           =========    =========     =========     =========     =========

Average basic shares outstanding              42,608       42,598        42,570        42,541        42,082
                                           =========    =========     =========     =========     =========

Average diluted shares outstanding            42,883       42,775        42,867        42,853        43,170
                                           =========    =========     =========     =========     =========


(1)Goodwill impairment.

       JLG Industries, Inc. - Page 6

                              JLG INDUSTRIES, INC.
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                          (QUARTERLY DATA IS UNAUDITED)


                                                 JANUARY 31,  OCTOBER 31,  JULY 31,   APRIL 30,  JANUARY 31, OCTOBER 31,   JULY 31,
                                                     2004        2003        2003        2003        2003        2002        2002
                                                 -----------  -----------  --------   ---------  ----------- -----------   --------
ASSETS
------
Current assets

  Cash and cash equivalents                       $  18,125   $  11,288   $ 132,809   $  16,529   $   9,565   $  10,181   $   6,205
  Accounts receivable, net                          315,304     289,729     257,519     252,200     210,192     200,329     227,722
  Finance receivables, net                            8,252       2,573       3,168       1,570      18,031      18,276      28,248
  Pledged finance receivables, net                   42,189      39,380      41,334      50,741      39,685      35,391      34,353
  Inventories                                       150,074     153,200     122,675     154,168     168,612     178,016     165,536
  Other current assets                               27,441      54,252      46,474      23,061      24,404      31,675      31,042
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total current assets                             561,385     550,422     603,979     498,269     470,489     473,868     493,106
Property, plant and equipment, net                   90,862      92,525      79,699      80,366      81,165      82,057      84,370
Equipment held for rental, net                       22,903      18,236      19,651      20,509      20,288      21,552      20,979
Finance receivables, less current portion            22,882      30,484      31,156      27,366      61,427      81,490      45,412
Pledged finance receivables, less current
  portion                                           105,915     114,382     119,073     116,348      73,971      51,309      53,703
Goodwill, net                                        66,501      66,450      29,509      29,509      29,509      28,791      28,791
Intangible assets, net                               33,709      34,448           -           -           -           -           -
Other assets                                         67,961      66,002      53,135      53,396      59,231      55,870      51,880
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                                  $ 972,118   $ 972,949   $ 936,202   $ 825,763   $ 796,080   $ 794,937   $ 778,241
                                                  =========   =========   =========   =========   =========   =========   =========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Current liabilities

  Short-term debt and current portion of
   long-term debt                                 $   1,758   $   2,278   $   1,472   $     912   $  23,436   $  25,375   $  14,427
  Current portion of limited recourse debt
   from finance receivables monetizations            40,824      40,153      45,279      50,980      36,511      33,862      34,850
  Accounts payable                                   92,762      68,197      83,408      83,059      70,162      96,283     129,317
  Accrued expenses                                   89,934     117,844      91,057      70,820      62,949      74,755      83,309
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total current liabilities                        225,278     228,472     221,216     205,771     193,058     230,275     261,903
Long-term debt, less current portion                312,568     311,603     294,158     212,006     242,207     228,563     177,331
Limited recourse debt from finance receivables
  monetizations, less current portion               109,459     113,388     119,661     113,673      70,151      49,326      52,721
Accrued post-retirement benefits                     27,998      27,199      26,179      26,255      25,833      25,411      24,989
Other long-term liabilities                          30,487      29,790      15,160      11,118      11,317      11,150      10,807
Provisions for contingencies                         14,076      13,586      12,114      11,906      11,754      14,315      14,448
Shareholders' equity
  Capital stock:
   Authorized shares:  100,000 at $.20 par value
   Issued shares: fiscal 2004 - 43,558;
     fiscal 2003 - 43,367; fiscal 2002 - 42,728       8,712       8,683       8,673       8,601       8,594       8,594       8,546
  Additional paid-in capital                         24,725      23,789      23,597      20,514      20,508      20,594      18,846
  Retained earnings                                 230,746     228,806     228,490     223,033     221,083     217,072     216,957
  Unearned compensation                              (3,796)     (5,145)     (5,428)     (2,749)     (2,938)     (3,157)     (1,649)
  Accumulated other comprehensive loss               (8,135)     (7,222)     (7,618)     (4,365)     (5,487)     (7,206)     (6,658)
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------
   Total shareholders' equity                       252,252     248,911     247,714     245,034     241,760     235,897     236,042
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                                  $ 972,118   $ 972,949   $ 936,202   $ 825,763   $ 796,080   $ 794,937   $ 778,241
                                                  =========   =========   =========   =========   =========   =========   =========

       JLG Industries, Inc. - Page 7


                              JLG INDUSTRIES, INC.
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
                                 (IN THOUSANDS)
                          (QUARTERLY DATA IS UNAUDITED)


                                                                  QUARTER ENDED      FISCAL YEAR
                                                             JANUARY 31, OCTOBER 31,    ENDED      JULY 31,
                                                                2004        2003    JULY 31, 2003    2003
                                                             ----------- ---------- ------------- ---------
OPERATIONS
  Net income (loss)                                           $   2,158   $     533   $  12,392   $   5,672
  Adjustments to reconcile net income to cash
    flow from operating activities:
     (Gain) loss on sale of property, plant and equipment          (240)        293         266         149
     (Gain) loss on sale of equipment held for rental                44       1,320      (6,794)     (1,091)
     Non-cash charges and credits:
       Cumulative effect of change in accounting principle            -           -           -           -
       Depreciation and amortization                              6,766       6,486      19,937       4,591
       Other                                                      6,980       3,319       7,035      (5,564)
     Changes in selected working capital items:

       Accounts receivable(1)                                   (27,823)      1,020     (35,324)     (8,990)
       Inventories                                                3,296       6,885      43,137      32,164
       Accounts payable                                          24,751     (34,954)    (46,026)        621
       Other operating assets and liabilities                    (4,289)         44     (12,706)     (2,052)
     Changes in finance receivables                               1,770       1,055      40,487      (2,644)
     Changes in pledged finance receivables                      (1,175)    (15,452)   (114,271)    (14,627)
     Changes in other assets and liabilities                       (862)     (3,899)     (3,295)     (3,392)
                                                              ---------   ---------   ---------   ---------
     Cash flow from operating activities                         11,376     (33,350)    (95,162)      4,837

INVESTMENTS
  Purchases of property, plant and equipment                     (2,619)     (3,811)    (10,806)     (2,811)
  Proceeds from sale of property, plant and equipment                 1          89         216           -
  Purchases of equipment held for rental                         (9,743)     (2,209)    (16,342)     (1,991)
  Proceeds from sale of equipment held for rental                 3,557       1,141      19,063       2,882
  Cash portion of OmniQuip acquisition                                -     (95,371)          -           -
  Other                                                            (101)        (46)       (689)        (25)
                                                              ---------   ---------   ---------   ---------
  Cash flow from investing activities                            (8,905)   (100,207)     (8,558)     (1,945)

FINANCING
  Net issuance (repayment) of short-term debt                      (536)        594     (13,497)        568
  Issuance of long-term debt                                     77,000      22,000     404,283     126,995
  Repayment of long-term debt                                   (77,119)    (22,086)   (279,647)    (32,336)
  Issuance of limited recourse debt                               3,108      10,871     117,383      18,940
  Repayment of limited recourse debt                                  -        (253)       (118)          -
  Payment of dividends                                             (218)       (216)       (859)       (215)
  Exercise of stock options and issuance of restricted awards     2,314         485         927         189
                                                              ---------   ---------   ---------   ---------
  Cash flow from financing activities                             4,549      11,395     228,472     114,141

CURRENCY ADJUSTMENTS
  Effect of exchange rate changes on cash                          (183)        641       1,852        (753)

CASH

  Net change in cash and cash equivalents                         6,837    (121,521)    126,604     116,280
  Beginning balance                                              11,288     132,809       6,205      16,529
                                                              ---------   ---------   ---------   ---------
  Ending balance                                              $  18,125   $  11,288   $ 132,809   $ 132,809
                                                              =========   =========   =========   =========


                                                                         QUARTER ENDED            FISCAL YEAR
                                                               APRIL 30, JANUARY 31,  OCTOBER 31,    ENDED
                                                                  2003       2003         2002   JULY 31, 2002
                                                              ---------- -----------  ---------- -------------
OPERATIONS
  Net income (loss)                                            $   2,165   $   4,226   $     329   $(101,592)
  Adjustments to reconcile net income to cash
    flow from operating activities:
     (Gain) loss on sale of property, plant and equipment             25          89           3         392
     (Gain) loss on sale of equipment held for rental             (1,852)     (3,154)       (697)     (8,049)
     Non-cash charges and credits:
       Cumulative effect of change in accounting principle             -           -           -     114,470
       Depreciation and amortization                               4,931       5,147       5,268      20,959
       Other                                                       4,317       5,683       2,599       6,997
     Changes in selected working capital items:

       Accounts receivable(1)                                    (41,663)    (11,945)     27,274     (40,110)
       Inventories                                                14,544       8,695     (12,266)     24,462
       Accounts payable                                           12,832     (26,469)    (33,010)     52,685
       Other operating assets and liabilities                      7,434      (8,396)     (9,692)     15,194
     Changes in finance receivables                               50,239      20,244     (27,352)     57,154
     Changes in pledged finance receivables                      (64,299)    (32,950)     (2,395)    (91,331)
     Changes in other assets and liabilities                       3,970        (281)     (3,592)    (28,136)
                                                               ---------   ---------   ---------   ---------
     Cash flow from operating activities                          (7,357)    (39,111)    (53,531)     23,095

INVESTMENTS
  Purchases of property, plant and equipment                      (3,059)     (3,286)     (1,650)    (12,954)
  Proceeds from sale of property, plant and equipment                 92         121           3         172
  Purchases of equipment held for rental                          (3,014)     (7,713)     (3,624)    (26,429)
  Proceeds from sale of equipment held for rental                  3,577      10,099       2,505      28,924
  Cash portion of OmniQuip acquisition                                 -           -           -           -
  Other                                                              529      (1,136)        (57)        405
                                                               ---------   ---------   ---------   ---------
  Cash flow from investing activities                             (1,875)     (1,915)     (2,823)     (9,882)

FINANCING
  Net issuance (repayment) of short-term debt                    (23,114)     (1,975)     11,024      (7,771)
  Issuance of long-term debt                                      57,288     127,000      93,000     617,000
  Repayment of long-term debt                                    (88,050)   (116,059)    (43,202)   (717,572)
  Issuance of limited recourse debt                               68,975      29,468           -      90,214
  Repayment of limited recourse debt                                (118)          -           -           -
  Payment of dividends                                              (215)       (215)       (214)     (1,058)
  Exercise of stock options and issuance of restricted awards        260         203         275       3,732
                                                               ---------   ---------   ---------   ---------
  Cash flow from financing activities                             15,026      38,422      60,883     (15,455)

CURRENCY ADJUSTMENTS
  Effect of exchange rate changes on cash                          1,170       1,988        (553)       (807)

CASH

  Net change in cash and cash equivalents                          6,964        (616)      3,976      (3,049)
  Beginning balance                                                9,565      10,181       6,205       9,254
                                                               ---------   ---------   ---------   ---------
  Ending balance                                               $  16,529   $   9,565   $  10,181   $   6,205
                                                               =========   =========   =========   =========

(1) Net of change in accounts receivable securitiation of $50,600 for the period ended July 31, 2002.

        JLG Industries, Inc. - Page 8

                              JLG INDUSTRIES, INC.
            CONSOLIDATED SELECTED SUPPLEMENTAL FINANCIAL INFORMATION
                                 (IN THOUSANDS)
                          (QUARTERLY DATA IS UNAUDITED)


                                         QUARTER ENDED      FISCAL YEAR                  QUARTER ENDED                   FISCAL YEAR
                                    JANUARY 31, OCTOBER 31,    ENDED      JULY 31,   APRIL 30,  JANUARY 31, OCTOBER 31,    ENDED
                                       2004        2003    JULY 31, 2003   2003        2003        2003         2002   JULY 31, 2002
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
SEGMENT INFORMATION
REVENUES:
  Machinery                          $ 192,266   $ 168,958   $ 594,484   $ 192,758   $ 167,630   $ 109,550   $ 124,546   $ 621,283
  Equipment Services                    40,822      40,815     136,737      35,855      32,835      36,676      31,371     133,058
  Access Financial Solutions             3,442       3,812      19,907       4,945       5,305       5,087       4,570      15,729
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                     $ 236,530   $ 213,585   $ 751,128   $ 233,558   $ 205,770   $ 151,313   $ 160,487   $ 770,070
                                     =========   =========   =========   =========   =========   =========   =========   =========

SEGMENT PROFIT (LOSS):
  Machinery                          $  11,541   $   6,593   $  25,513   $  13,701   $   6,665   $     168   $   4,979   $  29,039
  Equipment services                    12,809      11,068      27,119       8,235       6,998       6,632       5,254      24,686
  Access Financial Solutions              (273)        284       3,990         295         716       1,881       1,098       5,288
  General corporate expenses           (16,088)    (11,093)    (32,001)    (10,356)     (9,434)     (6,475)     (5,736)    (33,347)
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Segment profit                         7,989       6,852      24,621      11,875       4,945       2,206       5,595      25,666
  Add:  AFS' interest expense            2,674       2,914      11,700       3,503       3,619       2,443       2,135       5,051
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Operating Income                   $  10,663   $   9,766   $  36,321   $  15,378   $   8,564   $   4,649   $   7,730   $  30,717
                                     =========   =========   =========   =========   =========   =========   =========   =========

PRODUCT GROUP REVENUES
Aerial work platforms                $ 109,354   $  89,260   $ 428,564   $ 141,544   $ 116,092   $  79,615   $  91,313   $ 475,241
Telehandlers                            69,908      72,008     117,475      35,613      34,843      19,417      27,602      87,443
Excavators                              13,004       7,690      48,445      15,601      16,695      10,518       5,631      58,599
After-sales service and support,
  including parts sales, and used
  and reconditioned equipment sales     38,273      39,434     130,335      34,430      31,652      34,411      29,842     124,587
Financial products                       3,442       3,676      19,184       4,806       5,152       4,836       4,390      14,227
Rentals                                  2,549       1,517       7,125       1,564       1,336       2,516       1,709       9,973
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                     $ 236,530   $ 213,585   $ 751,128   $ 233,558   $ 205,770   $ 151,313   $ 160,487   $ 770,070
                                     =========   =========   =========   =========   =========   =========   =========   =========

GEOGRAPHIC REVENUES
United States                        $ 177,542   $ 171,671   $ 546,494   $ 165,372   $ 155,852   $ 107,920   $ 117,350   $ 556,252
Europe                                  40,286      23,951     145,038      47,144      33,830      32,816      31,248     167,940
Other international                     18,702      17,963      59,596      21,042      16,088      10,577      11,889      45,878
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                     $ 236,530   $ 213,585   $ 751,128   $ 233,558   $ 205,770   $ 151,313   $ 160,487   $ 770,070
                                     =========   =========   =========   =========   =========   =========   =========   =========

      JLG Industries, Inc. - Page 9

                              JLG INDUSTRIES, INC.
                                     EBITDA

                                QUARTERLY PERIODS
                                 (IN THOUSANDS)

                                       JANUARY 31,   OCTOBER 31,    JULY 31,      APRIL 30,     JANUARY 31,   OCTOBER 31,
                                          2004          2003          2003           2003          2003          2002
                                        --------      --------      --------       --------      --------      --------
Income before cumulative effect of
   change in accounting principle       $  2,158      $    533      $  5,672       $  2,165      $  4,226      $    329
Interest expense                           9,548         9,876         9,645          6,764         6,072         5,504
Income tax provision                       1,297           297          (527)         1,018         1,989           155
Depreciation and amortization              6,766         6,486         4,591          4,931         5,147         5,268
                                        --------      --------      --------       --------      --------      --------
EBITDA                                  $ 19,769      $ 17,192      $ 19,381       $ 14,878      $ 17,434      $ 11,256
                                        ========      ========      ========       ========      ========      ========



We also monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs (i) from previously disclosed presentations which excluded restructuring or repositioning charges, and (ii) from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

      JLG Industries, Inc. - Page 10

                              JLG INDUSTRIES, INC.
                            EBITDA AND EBITDA MARGINS
                          TRAILING TWELVE MONTH PERIODS
                                 (IN THOUSANDS)

                                     JANUARY 31,  OCTOBER 31,   JULY 31,     APRIL 30,   JANUARY 31,   OCTOBER 31,  JULY 31,
                                        2004         2003         2003         2003         2003         2002         2002
                                      --------     --------     --------     --------     --------     --------     --------
Income before cumulative effect of
   change in accounting principle     $ 10,528     $ 12,596     $ 12,392     $ 15,062     $ 13,733     $ 10,841     $ 12,878
Interest expense                        35,833       32,357       27,985       22,885       19,466       17,421       16,255
Income tax provision                     2,085        2,777        2,635        7,270        6,664        5,333        6,343
Depreciation and amortization           22,774       21,155       19,937       20,492       20,255       21,131       20,959
                                      --------     --------     --------     --------     --------     --------     --------
EBITDA                                $ 71,220     $ 68,885     $ 62,949     $ 65,709     $ 60,118     $ 54,726     $ 56,435
                                      ========     ========     ========     ========     ========     ========     ========

Revenues                              $889,443     $804,226     $751,128     $766,394     $769,356     $774,395     $770,070
                                      ========     ========     ========     ========     ========     ========     ========

EBITDA Margin                              8.0%         8.6%         8.4%         8.6%         7.8%         7.1%         7.3%
                                      ========     ========     ========     ========     ========     ========     ========

We also monitor our EBITDA, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. EBITDA also is an indicator of profitability, particularly in our capital-intensive industry. EBITDA reflects our earnings before interest, taxes and depreciation and amortization. EBITDA as presented differs (i) from previously disclosed presentations which excluded restructuring or repositioning charges, and (ii) from measures of EBITDA calculated for purposes of financial covenants in our note indentures and senior credit facilities.

      JLG Industries, Inc. - Page 11

                              JLG INDUSTRIES, INC.
                                    NET DEBT
                                 (IN THOUSANDS)

                                                                    JANUARY 31,   OCTOBER 31,     JULY 31,     APRIL 30,
                                                                       2004          2003          2003          2003
                                                                     ---------     ---------     ---------     ---------

Revolving credit facilities                                          $       -     $       -     $       -     $  30,288
$15 million cash management facility                                         -           567             -             -
$25 million overdraft credit facility                                        -             -             -             -
$125 million senior notes                                              125,000       125,000       125,000             -
$175 million senior subordinated notes                                 175,000       175,000       175,000       175,000
Miscellaneous debt                                                      15,465        15,554         1,983         1,468
Fair value of interest rate swap                                        (6,795)       (8,065)      (12,347)            -
Gain on terminated interest rate swap                                    5,656         5,825         5,994         6,162
                                                                     ---------     ---------     ---------     ---------
     Bank debt and notes                                               314,326       313,881       295,630       212,918
Limited recourse debt from finance receivables monetizations(*)        150,283       153,541       164,940       164,653
                                                                     ---------     ---------     ---------     ---------
     Total balance sheet debt                                          464,609       467,422       460,570       377,571
                                                                     ---------     ---------     ---------     ---------
Net present value of off-balance sheet rental fleet lease                2,026         2,341         2,341         3,382
Net present value of off-balance sheet production equipment leases       5,181         5,564         5,941         6,590
                                                                     ---------     ---------     ---------     ---------
     Total off-balance sheet financing                                   7,207         7,905         8,282         9,972
                                                                     ---------     ---------     ---------     ---------
     Total balance sheet debt and off-balance sheet financing          471,816       475,327       468,852       387,543
Less: cash                                                              18,125        11,288       132,809        16,529
Less: limited recourse debt from finance receivables monetizations     150,283       153,541       164,940       164,653
                                                                     ---------     ---------     ---------     ---------
     Net debt                                                        $ 303,408     $ 310,498     $ 171,103     $ 206,361
                                                                     =========     =========     =========     =========

(*)Maximum loss exposure from finance receivables monetizations      $  24,460     $  23,380     $  21,708     $  18,928
                                                                     =========     =========     =========     =========

Shareholders' Equity                                                 $ 252,252     $ 248,911     $ 247,714     $ 245,034
                                                                     =========     =========     =========     =========

Net Debt-to-Net Debt plus Shareholders' Equity                              55%           56%           41%           46%
                                                                     =========     =========     =========     =========

Total Balance Sheet Debt-to-Total Balance Sheet Debt plus

    Shareholders' Equity                                                    65%           65%           65%           61%
                                                                     =========     =========     =========     =========


                                                                    January 31,  October 31,    July 31,
                                                                       2003         2002         2002
                                                                     ---------    ---------    ---------

Revolving credit facilities                                          $  61,000    $  50,000    $       -
$15 million cash management facility                                         -            -            -
$25 million overdraft credit facility                                   23,058       25,000       13,935
$125 million senior notes                                                    -            -            -
$175 million senior subordinated notes                                 175,000      175,000      175,000
Miscellaneous debt                                                       1,573        1,665        1,909
Fair value of interest rate swap                                         5,012        2,273          914
Gain on terminated interest rate swap                                        -            -            -
                                                                     ---------    ---------    ---------
     Bank debt and notes                                               265,643      253,938      191,758
Limited recourse debt from finance receivables monetizations(*)        106,662       83,188       87,571
                                                                     ---------    ---------    ---------
     Total balance sheet debt                                          372,305      337,126      279,329
                                                                     ---------    ---------    ---------
Net present value of off-balance sheet rental fleet lease                3,858        4,506        5,582
Net present value of off-balance sheet production equipment leases       6,977        7,364        7,749
                                                                     ---------    ---------    ---------
     Total off-balance sheet financing                                  10,835       11,870       13,331
                                                                     ---------    ---------    ---------
     Total balance sheet debt and off-balance sheet financing          383,140      348,996      292,660
Less: cash                                                               9,565       10,181        6,205
Less: limited recourse debt from finance receivables monetizations     106,662       83,188       87,571
                                                                     ---------    ---------    ---------
     Net debt                                                        $ 266,913    $ 255,627    $ 198,884
                                                                     =========    =========    =========

(*)Maximum loss exposure from finance receivables monetizations      $   8,519    $   6,275    $   5,998
                                                                     =========    =========    =========

Shareholders' Equity                                                 $ 241,760    $ 235,897    $ 236,042
                                                                     =========    =========    =========

Net Debt-to-Net Debt plus Shareholders' Equity                              52%          52%          46%
                                                                     =========    =========    =========

Total Balance Sheet Debt-to-Total Balance Sheet Debt plus

    Shareholders' Equity                                                    61%          59%          54%
                                                                     =========    =========    =========


We also monitor our net debt, which is a supplemental measure to GAAP that provides additional information concerning our leverage position and our historical ability to meet debt service and capital expenditure and working capital requirements. We define net debt as the sum of total balance sheet debt and other off-balance sheet financing, minus cash and limited recourse debt arising from our monetization of customer finance receivables.

     JLG Industries, Inc. - Page 12



                              JLG INDUSTRIES, INC.
                                 FREE CASH FLOW
                                 (IN THOUSANDS)

                                                      QUARTER ENDED        FISCAL YEAR
                                                 JANUARY 31,  OCTOBER 31,     ENDED
                                                     2004         2003    JULY 31, 2003
                                                 -----------  ----------- -------------
Net income (loss)                                 $   2,158    $     533    $  12,392
Adjustments to reconcile net income to
  cash flow from operating activities                13,550       11,418       20,444
Accounts receivable                                 (27,823)       1,020      (35,324)
Inventories                                           3,296        6,885       43,137
Other current assets                                 26,225       (3,076)     (15,960)
Accounts payable                                     24,751      (34,954)     (46,026)
Accrued expenses                                    (30,514)       3,120        3,254
Finance receivables                                   1,770        1,055       40,487
Other cash from operations                             (862)      (3,899)      (3,295)
Purchases of property, plant and equipment           (2,619)      (3,811)     (10,806)
Proceeds from sale of property, plant and                 1           89          216
Purchases of equipment held for rental               (9,743)      (2,209)     (16,342)
Proceeds from sale of equipment held for rental       3,557        1,141       19,063
Cash portion of OmniQuip acquisition                      -      (95,371)           -
Other cash from investments                            (101)         (46)        (689)
Payment of dividends                                   (218)        (216)        (859)
Exercise of stock option and issuance of              2,314          485          927
Effect of exchange rate changes on cash                (183)         641        1,852
Seller financing                                          -      (10,000)           -
Capital lease assumed in OmniQuip acquisition             -       (3,630)           -
Other(1)                                              1,531       (8,570)      15,310
                                                  ---------    ---------    ---------
Free Cash Flow                                    $   7,090    ($139,395)   $  27,781
                                                  =========    =========    =========


                                                                  QUARTER ENDED                    FISCAL YEAR
                                                 JULY 31,    APRIL 30,   JANUARY 31,  OCTOBER 31,     ENDED
                                                   2003         2003         2003        2002     JULY 31, 2002
                                                ---------    ---------    ---------    ---------  -------------
Net income (loss)                               $   5,672    $   2,165    $   4,226    $     329    ($101,592)
Adjustments to reconcile net income to
  cash flow from operating activities              (1,915)       7,421        7,765        7,173      134,769
Accounts receivable                                (8,990)     (41,663)     (11,945)      27,274      (40,110)
Inventories                                        32,164       14,544        8,695      (12,266)      24,462
Other current assets                              (18,109)         191        2,721         (763)       3,110
Accounts payable                                      621       12,832      (26,469)     (33,010)      52,685
Accrued expenses                                   16,057        7,243      (11,117)      (8,929)      12,084
Finance receivables                                (2,644)      50,239       20,244      (27,352)      57,154
Other cash from operations                         (3,392)       3,970         (281)      (3,592)     (28,136)
Purchases of property, plant and equipment         (2,811)      (3,059)      (3,286)      (1,650)     (12,954)
Proceeds from sale of property, plant and               -           92          121            3          172
Purchases of equipment held for rental             (1,991)      (3,014)      (7,713)      (3,624)     (26,429)
Proceeds from sale of equipment held for rental     2,882        3,577       10,099        2,505       28,924
Cash portion of OmniQuip acquisition                    -            -            -            -            -
Other cash from investments                           (25)         529       (1,136)         (57)         405
Payment of dividends                                 (215)        (215)        (215)        (214)      (1,058)
Exercise of stock option and issuance of              189          260          203          275        3,732
Effect of exchange rate changes on cash              (753)       1,170        1,988         (553)        (807)
Seller financing                                        -            -            -            -            -
Capital lease assumed in OmniQuip acquisition           -            -            -            -            -
Other(1)                                           18,518        4,271       (5,186)      (2,293)      63,342
                                                ---------    ---------    ---------    ---------    ---------
Free Cash Flow                                  $  35,258    $  60,553    ($ 11,286)   ($ 56,744)   $ 169,753
                                                =========    =========    =========    =========    =========


(1) Includes changes in accounts receivable securitization and other off-balance sheet debt.

In addition to measuring our cash flow generation and usage based upon the Statements of Cash Flows, we also measure our free cash flow.
We define free cash flow as cash flow from operating activities, investing activities, payment of dividends, exercise of stock options and issuance of restricted awards, and the effect of exchange rate changes on cash less changes in accounts receivable securitization, limited recourse debt from finance receivables monetizations and off-balance sheet debt. Our measure of free cash flow may not be comparable to similarly titled measures being disclosed by other companies and is not a measure of financial performance that is in accordance with GAAP. We utilize free cash flow to explain the change in our net debt position from the prior period.

     JLG Industries - Page 13

JLG INDUSTRIES, INC.
STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

                                                                          EQUIPMENT OPERATIONS
                                              CONSOLIDATED              JLG INDUSTRIES, INC. WITH          FINANCIAL SERVICES
                                        JLG INDUSTRIES, INC. AND       ACCESS FINANCIAL SOLUTIONS
                                        CONSOLIDATED SUBSIDIARIES          ON THE EQUITY BASIS         ACCESS FINANCIAL SOLUTIONS
                                      ----------------------------      ----------------------------    ----------------------------
                                      SIX MONTHS ENDED JANUARY 31,      SIX MONTHS ENDED JANUARY 31,    SIX MONTHS ENDED JANUARY 31,
                                           2004          2003               2004          2003              2004           2003
                                           ----          ----               ----          ----              ----           ----
Revenues
  Net sales                              $ 438,931     $ 298,349          $ 438,931     $ 298,349         $       -      $       -
  Financial products                         7,118         9,226                  -             -             7,118          9,226
  Rentals                                    4,066         4,225              3,930         3,794               136            431
                                         ---------     ---------          ---------     ---------         ---------      ---------
                                           450,115       311,800            442,861       302,143             7,254          9,657
Cost of sales                              368,402       256,586            368,240       256,254               162            332
                                         ---------     ---------          ---------     ---------         ---------      ---------
Gross profit                                81,713        55,214             74,621        45,889             7,092          9,325
Selling and administrative expenses         52,065        33,862             50,572        32,094             1,493          1,768
Product development expenses                 9,208         7,790              9,208         7,790                 -              -
Restructuring charges                           11         1,183                 11         1,183                 -              -
                                         ---------     ---------          ---------     ---------         ---------      ---------
Income from operations                      20,429        12,379             14,830         4,822             5,599          7,557
Other income (deductions):
  Interest expense                         (19,424)      (11,576)           (13,836)       (6,998)           (5,588)        (4,578)
  Miscellaneous, net                         3,280         5,896              3,280         5,883                 -             13
                                         ---------     ---------          ---------     ---------         ---------      ---------
Income before taxes                          4,285         6,699              4,274         3,707                11          2,992
Income tax provision                         1,594         2,144              1,590         1,187                 4            957
Equity in income of Access Financial
  Solutions                                      -             -                  7         2,035                 -              -
                                         ---------     ---------          ---------     ---------         ---------      ---------
Net income                               $   2,691     $   4,555          $   2,691     $   4,555         $       7      $   2,035
                                         =========     =========          =========     =========         =========      =========

Earnings per common share                $     .06     $     .11
                                         =========     =========

Earnings per common share -
   assuming dilution                     $     .06     $     .11
                                         =========     =========

Cash dividends per share                 $     .01     $     .01
                                         =========     =========

Weighted average shares outstanding         42,725        42,568
                                         =========     =========

Weighted average shares outstanding -
  assuming dilution                         43,865        42,873
                                         =========     =========

The selected supplemental consolidated data depicting AFS operations as if accounted for under the equity method and submitted with our consolidated financial statements is presented for the sole purpose of facilitating the analysis of the results of our Equipment Operations and Financial Services businesses as included in the consolidated financial statements. These two operations are engaged in fundamentally different businesses and cannot be easily analyzed on a consolidated basis. Equipment Operations includes the operations of our Machinery and Equipment Services segments with Financial Services reflected on an equity basis. Access Financial Solutions consists of our financial services businesses.

   JLG Industries, Inc. - Page 14

JLG INDUSTRIES, INC.
BALANCE SHEETS
(in thousands, except per share data)
(unaudited)


                                                                                 EQUIPMENT OPERATIONS
                                                        CONSOLIDATED          JLG INDUSTRIES, INC. WITH      FINANCIAL SERVICES
                                                 JLG INDUSTRIES, INC. AND    ACCESS FINANCIAL SOLUTIONS
                                                 CONSOLIDATED SUBSIDIARIES       ON THE EQUITY BASIS      ACCESS FINANCIAL SOLUTIONS
                                                 -------------------------   --------------------------   --------------------------
                                                  JANUARY 31,    JULY 31,      JANUARY 31,    JULY 31,      JANUARY 31,   JULY 31,
                                                      2004         2003           2004          2003            2004         2003
                                                      ----         ----           ----          ----            ----         ----
ASSETS
------
Current assets
  Cash and cash equivalents                        $  18,125     $ 132,809      $  18,125     $ 132,809      $       -    $       -
  Accounts receivable - net                          315,304       257,519        279,931       217,521         35,373       39,998
  Finance receivables - net                            8,252         3,168              -             -          8,252        3,168
  Pledged receivables - net                           42,189        41,334              -             -         42,189       41,334
  Inventories                                        150,074       122,675        150,074       122,675              -            -
  Other current assets                                27,441        46,474         27,441        46,474              -            -
                                                   ---------     ---------      ---------     ---------      ---------    ---------
    Total current assets                             561,385       603,979        475,571       519,479         85,814       84,500
Property, plant and equipment - net                   90,862        79,699         90,862        79,699              -            -
Equipment held for rental - net                       22,903        19,651         20,603        17,455          2,300        2,196
Finance receivables, less current portion             22,882        31,156              -             -         22,882       31,156
Pledged receivables, less current portion            105,915       119,073              -             -        105,915      119,073
Goodwill - net                                        66,501        29,509         66,501        29,509              -            -
Intangible assets - net                               33,709             -         33,709             -              -            -
Investment in Access Financial Solutions                   -             -         36,700        36,693              -            -
Receivable from Access Financial Solutions                 -             -         31,070        35,662              -            -
Other assets                                          67,961        53,135         66,498        52,428          1,463          707
                                                   ---------     ---------      ---------     ---------      ---------    ---------
                                                   $ 972,118     $ 936,202      $ 821,514     $ 770,925      $ 218,374    $ 237,632
                                                   =========     =========      =========     =========      =========    =========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Current liabilities
  Short-term debt                                  $   1,758     $   1,472      $   1,758     $   1,472        $     -    $       -
  Current portion of limited recourse debt
     from finance receivables monetizations           40,824        45,279              -             -         40,824       45,279
  Accounts payable                                    92,762        83,408         92,762        83,408              -            -
  Accrued expenses                                    89,934        91,057         89,613        90,720            321          337
                                                   ---------     ---------      ---------     ---------      ---------    ---------
    Total current liabilities                        225,278       221,216        184,133       175,600         41,145       45,616
Long-term debt, less current portion                 312,568       294,158        312,568       294,158              -            -
Limited recourse debt from finance receivables
  monetizations, less current portion                109,459       119,661              -             -        109,459      119,661
Payable to JLG Industries, Inc.                            -             -              -             -         31,070       35,662
Accrued post-retirement benefits                      27,998        26,179         27,998        26,179              -            -
Other long-term liabilities                           30,487        15,160         30,487        15,160              -            -
Provisions for contingencies                          14,076        12,114         14,076        12,114              -            -
Shareholders' equity
  Capital stock:
    Authorized shares: 100,000 at $.20 par value
    Issued and outstanding shares:  43,558 shares;
      fiscal 2003 -  43,367 shares                     8,712         8,673          8,712         8,673         30,000       30,000
  Additional paid-in capital                          24,725        23,597         24,725        23,597              -            -
  Retained earnings                                  230,746       228,490        230,746       228,490          6,700        6,693
  Unearned compensation                               (3,796)       (5,428)        (3,796)       (5,428)             -            -
  Accumulated other comprehensive income              (8,135)       (7,618)        (8,135)       (7,618)             -            -
                                                   ---------     ---------      ---------     ---------      ---------    ---------
    Total shareholders' equity                       252,252       247,714        252,252       247,714         36,700       36,693
                                                   ---------     ---------      ---------     ---------      ---------    ---------
                                                   $ 972,118     $ 936,202      $ 821,514     $ 770,925      $ 218,374    $ 237,632
                                                   =========     =========      =========     =========      =========    =========

     JLG Industries, Inc. - Page 15

JLG INDUSTRIES, INC.
STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

                                                                                           EQUIPMENT OPERATIONS
                                                                CONSOLIDATED            JLG INDUSTRIES, INC. WITH
                                                          JLG INDUSTRIES, INC. AND      ACCESS FINANCIAL SOLUTIONS
                                                          CONSOLIDATED SUBSIDIARIES         ON THE EQUITY BASIS
                                                        ----------------------------   ----------------------------
                                                         SIX MONTHS ENDED JANUARY 31,  SIX MONTHS ENDED JANUARY 31,
                                                             2004           2003           2004           2003
                                                           ---------      ---------      ---------      ---------
Operations
  Net income                                               $   2,691      $   4,555      $   2,691      $   4,555
  Adjustments to reconcile net income to
    cash flow from operating activities:
      (Gain) loss on sale of property, plant and
        equipment                                                 53             92             50             92
      (Gain) loss on sale of equipment held for rental         1,364         (3,851)         1,364         (4,104)
      Non-cash charges and credits:
        Depreciation and amortization                         13,252         10,415         13,098         10,014
        Other                                                 10,299          8,282          9,799          7,691
      Changes in selected working capital items:

        Accounts receivable                                  (26,803)        15,329        (31,840)        20,211
        Inventories                                           10,181         (3,571)        10,181         (3,571)
        Accounts payable                                     (10,203)       (59,479)       (10,203)       (59,479)
        Other operating assets and liabilities                (4,245)       (18,088)        (4,229)       (18,995)
      Changes in finance receivables                           2,825         (7,108)             -              -
      Changes in pledged finance receivables                 (16,627)       (35,345)             -              -
      Changes in other assets and liabilities                 (4,761)        (3,873)        (4,005)        (3,440)
                                                           ---------      ---------      ---------      ---------
      Cash flow from operating activities                    (21,974)       (92,642)       (13,094)       (47,026)

Investments
  Purchases of property, plant and equipment                  (6,430)        (4,936)        (6,430)        (4,936)
  Proceeds from the sale of property, plant and
      equipment                                                   90            124             90            124
  Purchases of equipment held for rental                     (11,952)       (11,337)       (11,691)       (10,841)
  Proceeds from the sale of equipment held for
      rental                                                   4,698         12,604          4,698         12,604
  Cash portion of OmniQuip acquisition                       (95,371)             -        (95,371)             -
  Investment in income of Access Financial Solutions               -              -             (7)        (2,035)
  Other                                                         (147)        (1,193)          (147)        (1,193)
                                                           ---------      ---------      ---------      ---------
      Cash flow from investing activities                   (109,112)        (4,738)      (108,858)        (6,277)

Financing
  Net increase in short-term debt                                 58          9,049             58          9,049
  Issuance of long-term debt                                  99,000        220,000         99,000        220,000
  Repayment of long-term debt                                (99,205)      (159,261)       (99,205)      (159,261)
  Issuance of limited recourse debt                           13,979         29,468              -              -
  Repayment of limited recourse debt                            (253)             -              -              -
  Change in receivable from Access Financial Solutions             -              -          4,592        (14,609)
  Change in payable to JLG Industries, Inc.                        -              -              -              -
  Payment of dividends                                          (434)          (429)          (434)          (429)
  Exercise of stock options and issuance
    of restricted awards                                       2,799            478          2,799            478
                                                           ---------      ---------      ---------      ---------
      Cash flow from financing activities                     15,944         99,305          6,810         55,228

Currency Adjustments
  Effect of exchange rate changes on cash                        458          1,435            458          1,435

Cash
  Net change in cash and cash equivalents                   (114,684)         3,360       (114,684)         3,360
  Beginning balance                                          132,809          6,205        132,809          6,205
                                                           ---------      ---------      ---------      ---------
  Ending balance                                           $  18,125      $   9,565      $  18,125      $   9,565
                                                           =========      =========      =========      =========


                                                               FINANCIAL SERVICES

                                                           ACCESS FINANCIAL SOLUTIONS
                                                            ----------------------------
                                                            SIX MONTHS ENDED JANUARY 31,
                                                              2004           2003
                                                              ----           ----
Operations
  Net income                                               $       7      $   2,035
  Adjustments to reconcile net income to
    cash flow from operating activities:
      (Gain) loss on sale of property, plant and
        equipment                                                  3              -
      (Gain) loss on sale of equipment held for rental             -            253
      Non-cash charges and credits:
        Depreciation and amortization                            154            401
        Other                                                    500            591
      Changes in selected working capital items:

        Accounts receivable                                    5,037         (4,882)
        Inventories                                                -              -
        Accounts payable                                           -              -
        Other operating assets and liabilities                   (16)           907
      Changes in finance receivables                           2,825         (7,108)
      Changes in pledged finance receivables                 (16,627)       (35,345)
      Changes in other assets and liabilities                   (756)          (433)
                                                           ---------      ---------
      Cash flow from operating activities                     (8,873)       (43,581)

Investments
  Purchases of property, plant and equipment                       -              -
  Proceeds from the sale of property, plant and
      equipment                                                    -              -
  Purchases of equipment held for rental                        (261)          (496)
  Proceeds from the sale of equipment held for
      rental                                                       -              -
  Cash portion of OmniQuip acquisition                             -              -
  Investment in income of Access Financial Solutions               -              -
  Other                                                            -              -
                                                           ---------      ---------
      Cash flow from investing activities                       (261)          (496)

Financing
  Net increase in short-term debt                                  -              -
  Issuance of long-term debt                                       -              -
  Repayment of long-term debt                                      -              -
  Issuance of limited recourse debt                           13,979         29,468
  Repayment of limited recourse debt                            (253)             -
  Change in receivable from Access Financial Solutions             -              -
  Change in payable to JLG Industries, Inc.                   (4,592)        14,609
  Payment of dividends                                             -              -
  Exercise of stock options and issuance
    of restricted awards                                           -              -
                                                           ---------      ---------
      Cash flow from financing activities                      9,134         44,077

Currency Adjustments
  Effect of exchange rate changes on cash                          -              -

Cash
  Net change in cash and cash equivalents                          -              -
  Beginning balance                                                -              -
                                                           ---------      ---------
  Ending balance                                           $       -      $       -
                                                           =========      =========


                                      # # #